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                                POWER OF ATTORNEY

     The undersigned, each a Trustee or officer of E*TRADE Funds, a Delaware statutory trust ("Trust"), do hereby constitute and appoint Liat Rorer, Russell Elmer, Elizabeth Gottfried, Jane A. Kanter, David J. Harris, and Randy G. Legg, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended ("1940 Act") and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of the shares of beneficial interest of the Trust ("Securities") and in connection with the registration of the Trust under the 1940 Act and the qualification of the Trust and its Securities with all other necessary regulatory authorities, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the Trust, and each of the undersigned as trustee or officer, as appropriate, of the Trust to a Registration Statement, any amendment thereto filed with the SEC or other necessary regulatory authorities, with respect to the Securities or with respect to the Trust and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

     Further, each of the undersigned hereby ratifies any prior actions taken by said attorneys and agents, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of each of the undersigned the name of each of the undersigned as Trustee or officer, as appropriate, of the Trust to a Registration Statement or to any amendment thereto filed with the SEC or other necessary regulatory authorities, with respect to the Securities or with respect to the Trust and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

     The undersigned does hereby ratify and confirm as his or her own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of November 21, 2003.

         Signature                       Title                     Date
---------------------------   ----------------------------   -----------------

  /s/ Mitchell H. Caplan
---------------------------              Trustee             November 21, 2003
    Mitchell H. Caplan

   /s/ Shelly J. Meyers
---------------------------              Trustee             November 21, 2003
     Shelly J. Meyers

   /s/ Ashley T. Rabun
---------------------------              Trustee             November 21, 2003
      Ashley T. Rabun

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   /s/ Steven Grenadier
---------------------------              Trustee             November 21, 2003
     Steven Grenadier

   /s/ George J. Rebhan
---------------------------              Trustee             November 21, 2003
     George J. Rebhan

      /s/ Liat Rorer
---------------------------             President            November 21, 2003
        Liat Rorer

  /s/ Elizabeth Gottfried
---------------------------   Vice President and Treasurer   November 21, 2003
    Elizabeth Gottfried